 Exhibit 32-1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Leo Ehrlich, Chief Executive Officer and Chief Financial  Officer of Cellceutix Corporation, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1) the Quarterly Report on Form 10-Q of Cellceutix Corporation for the quarter ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2) the information contained in the such Quarterly Report on Form 10-Q of Cellceutix Corporation for the quarter ended March 31, 2011 fairly presents, in all material respects, the financial condition and results of operations of Cellceutix Corporation.

CELLCEUTIX CORPORATION

Date: May 23, 2011	By:	/s/ Leo Ehrlich
Leo Ehrlich
Chief Executive Officer, Chief Financial Officer,
Chairman of the Board of Directors
(Principal Executive, Accounting and Financial Officer)